Exhibit 99.2

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

(Development Stage Company)

CONSOLIDATED BALANCE SHEETS

As of September 30, 2008 and December 31, 2007

	Sept. 30, 2008	Dec. 31, 2007
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS
Cash	$68,023	$292,968
Prepaid Expenses	13,658	—
Accounts Receivable	44,150	9,005

Total Current Assets	125,831	301,973
OFFICE EQUIPMENT – net of depreciation	16,466	20,265
OTHER ASSETS
Note Receivable	113,967	—
Investment in The Sepa Consultancy Limited	1,993,350	—
Investment in Strike IT	811,216	202,180

	$3,060,830	$524,418

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES
Accounts payable	$891,326	$806,222
Due to Simplex Consulting Limited	35,966	—
Due to related party	114,191	—

Total Current Liabilities	1,041,483	806,222
Minority Interest	(169,205)	(38,037)
STOCKHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock 10,000,000 shares authorized at $.001 par value; 2,286,000 outstanding	2,286	—
Capital in excess of par value	158,364	—
Common stock 250,000,000 shares authorized at $.001 par value; 22,807,709 shares issued and outstanding	22,808	18,533
Capital in excess of par value	16,911,848	13,097,102
Common Stock subscriptions received	491,500	—
Accumulated deficit during development stage	(15,392,972)	(13,347,202)
Comprehensive income (loss)	(5,282)	(12,200)

Total Stockholders’ Equity (Deficiency)	2,188,552	(243,767)

	$3,060,830	$524,418

The accompanying notes are an integral part of these financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

(Development Stage Company)

STATEMENTS OF OPERATIONS

For the three months ended September 30, 2008 and 2007

(unaudited)

	Sept. 30, 2008	Sept. 30, 2007
REVENUES	$89,488	$—

EXPENSES
Professional fees	86,920	—
Consulting fees	130,655	12,500
Management fees	157,723
Advertising and Promotion	309,496	133,477
Administrative	129,418	10,759
Commissions	49,150	—
Wages and Benefits	34,363	—
Software Development	95,567	—
Depreciation	1,267	—

	994,559	156,736

NET OPERATING LOSS FROM OPERATIONS	(905,071)	(156,736)
OTHER INCOME (LOSSES)
Interest income (expense)	1,276	(119)

NET LOSS BEFORE MINORITY INTEREST	(903,795)	(156,855)
Less Minority Interest & comprehensive loss	62,391	—

NET LOSS	$(841,404)	$(156,855)

NET LOSS PER COMMON SHARE
Basic	$(0.04)	$(0.01)

Diluted	$(0.03)	$(0.01)

AVERAGE OUTSTANDING SHARES - stated in 1,000’s
Basic	22,808	30,081
Diluted	28,523	30,081

The accompanying notes are an integral part of these financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

(Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine months ended September 30, 2008 and 2007 and the period

June 29, 1995 (date of inception) to September 30, 2008

(unaudited)

	Sept. 30, 2008	Sept. 30, 2007	June 29, 1995 to Sept. 30, 2008
REVENUES	$89,488	$—	$166,856

EXPENSES
Professional fees	146,545	27,750	210,307
Consulting fees	330,968	42,500	511,556
Management fees	157,723	—	157,723
Advertising and Promotion	1,028,434	198,734	1,570,873
Administrative	233,452	34,165	3,958,388
Commissions	106,650	—	205,551
Wages and Benefits	84,819	—	109,280
Amortization of web site	—	—	1,789,800
Software Development	177,804	—	177,804
Stock and options – compensation expense	—	—	6,959,293

	2,266,395	303,149	15,650,575

NET OPERATING LOSS FROM OPERATIONS	(2,176,907)	(303,149)	(15,483,719)
OTHER INCOME (LOSS)
Interest income (expense)	5,438	(722)	(321,786)
Depreciation	(3,799)	—	(8,865)
Gain on transfer of assets and liabilities	—	—	252,008

NET LOSS BEFORE MINORITY INTEREST	$(2,175,268)	$(303,871)	$(15,562,362)
Less Minority Interest and comprehensive loss	129,498	—	169,390

NET LOSS	$(2,045,770)	$(303,871)	$(15,392,972)

NET LOSS PER COMMON SHARE
Basic	$(0.09)	$(0.01)

Diluted	$(0.07)	$(0.01)

AVERAGE OUTSTANDING SHARES - stated in 1,000’s
Basic	22,808	35,023

Diluted	28,523	35,023

The accompanying notes are an integral part of these financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(Development Stage Company)

Period June 29, 1995 (date of inception) to September 30, 2008

(unaudited)

	Common Stock		Capital in Excess of Par Value	Accumulated Deficit
	Shares	Amount
Balance June 29, 1995	—	$—	$—	$—
Issuance of common stock for services	6,000	6	4,994	—
Net loss for period ended December 31, 1995	—	—	—	(5,000)
Net loss for year ended December 31, 1996	—	—	—	—
Net loss for year ended December 31, 1997	—	—	—	—
Net loss for year ended December 31, 1998	—	—	—	(900)
Issuance of common stock for cash	72,163	72	308,928	—
Issuance of common stock for services	133	—	288,000
Options granted for services	—	—	6,466,293	—
Contributions to capital - expenses	—	—	174,000	—
Net loss for year ended December 31, 1999	—	—	—	(6,819,904)
Issuance of common stock for services	100	—	200,000	—
Amortize deferred compensation discount on note payable - related party	—	—	1,980,939	—
Net loss for year ended December 31, 2000	—	—	—	(3,323,139)
Issuance of common stock for cash	2,174	2	1,937,386	—
Issuance of common stock for expenses	173	—	132,000	—
Issuance of common stock for cash	374	1	279,999	—
Net loss for year ended December 31, 2001	—	—	—	(2,074,543)
Net loss for year ended December 31, 2002	—	—	—	(106,444)
Net loss for year ended December 31, 2003	—	—	—	(57,597)
Net loss for year ended December 31, 2004	—	—	—	(2,838)
Net loss for year ended December 31, 2005	—	—	—	(2,838)
Issuance of common stock for services	30,000,000	30,000	—	—
Issuance of common stock for debt	2,160,000	2,160	19,440	—
Net loss for year ended December 31, 2006	—	—	—	(34,727)
Issuance of common stock for debt	4,516,500	4,517	40,649	—
Common Stock cancelled	(20,000,000)	(20,000)	20,000	—
Issuance of Common Stock for cash	1,776,036	1,776	1,244,474	—
Net loss for year ended December 31, 2007				(919,272)
Issuance of Common Stock for cash	2,549,056	2,549	2,391,951	—
Conversion of preferred stock into common stock	300,000	300	29,700	—
Issuance of Common Stock for acquisition-Strike IT	450,000	450	403,770	—
Issuance of Common Stock for acquisition-SEPA	975,000	975	989,325	—
Net loss for period ended September 30, 2008	—	—	—	(2,045,770)

Balance September 30, 2008	22,807,709	$22,808	$16,911,848	$(15,392,972)

The accompanying notes are an integral part of these financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ PREFERRED STOCK EQUITY

(Development Stage Company)

Period June 29, 1995 (date of inception) to September 30, 2008

(unaudited)

	Preferred Stock		Capital in Excess of Par Value
	Shares	Amount
Balance June 29, 1995	—	$—	$—
Issuance of preferred stock for services	120,000	120	29,880
Conversion of preferred into common stock	(120,000)	(120)	(29,880)
Issuance of preferred stock for services	636,000	636	158,364
Issuance of preferred stock to officers and board	1,650,000	1,650	—

Balance September 30, 2008	2,286,000	$2,286	$158,364

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

(Development Stage Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2008 and 2007 and the period

June 29, 1995 (date of inception) to September 30, 2008

(unaudited)

	Sept. 30 2008	Sept. 30 2007	Jun. 29, 1995 to Dec. 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,045,770)	$(303,871)	$(15,392,972)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation of office equipment	3,799	—	8,865
Amortization of web site	—	—	1,789,800
Issuance of stock and options for services and expenses	190,650	—	9,292,882
Contributions to capital – expenses	—	—	174,000
Changes in current assets and liabilities	36,301	(3,368)	(889,517)

Net Cash Used in Operations	(1,815,020)	(307,239)	(5,016,942)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Office Equipment	—	—	(25,331)
Advance of Note Receivable	(113,967)	—	(113,967)
Advance from Simplex Solutions	35,966	—	35,966
Advance from related party	114,191	—	114,191
Investment in The Sepa Consultancy Limited	(1,003,050)	—	(1,003,050)
Investment in Strike IT	(204,816)	—	(406,996)

Net Cash Used in Investing Activities	(1,171,676)	—	(1,399,187)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock subscriptions received	491,501	—	491,501
Proceeds from sale of common stock	2,394,500	651,665	6,167,138

Net Cash From Financing	2,886,001	651,665	6,658,639

Comprehensive loss/translation adjustment and minority interest	(124,250)	—	(174,487)

Net Increase (decrease) in Cash	(224,945)	344,426	68,023
Cash at Beginning of Period	292,968	—	—

Cash at End of Period	$68,023	$344,426	$68,023

The accompanying notes are an integral part of these financial statements

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

1.	ORGANIZATION

The Company was incorporated under the laws of the State of Florida on June 29, 1995 with the name “RLN Realty Associates, Inc” with authorized common shares of 7,500 with a par value of $1.00. The Company had several name changes and authorized common share changes and on September 14, 2006 changed its name to “Fintech Group, Inc.” and changed its authorized common shares to 250,000,000 at a par value of $.001 and added authorized preferred shares of 10,000,000 at par value of $.001. On February 7, 2007, the name was changed to “Capital Markets Technologies, Inc.”

The terms of the preferred shares were determined by the Board of Directors in April 2007. The shares were designated as Series A Convertible Preferred Stock at 1 for 2.5 Common shares. Each preferred share issued has 2.5 votes on all matters presented to be voted by the holders of common stock. The shares are convertible at the option of the Holder at any time from and after the Original Issue Date.

The principal business activity of the corporation was the development of an e-commerce web site and an e-commerce virtual department store. During 2001 the activity was discontinued and its remaining assets and related liabilities were transferred and the Company has remained inactive since that date.

The Company is a development stage company.

After 2001 the Company has been engaged in seeking viable business opportunities in the financial services sector.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not adopted a policy regarding payment of dividends.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On September 30, 2008, the Company had a net operating loss for carry forward of approximately $14,081,553.

Any income tax benefit has not been determined as there has been a substantial change in stockholders. The net operating loss will expire in 2029.

Financial Instruments

The carrying amounts of financial instruments are considered by management to be their estimated fair values due to their short term maturities.

Basic and Diluted Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any preferred share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Concentration of Credit Risk

There are no financial instruments that potentially subject the Company to significant concentration of credit risks except the accounts receivable which are considered to be fully collectible.

Revenue Recognition

Revenue will be recognized on the sale and delivery of a product or the completion of services provided.

Advertising and Market Development

The company expenses advertising and market development costs as incurred.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.	ACCOUNTS PAYABLE

The Statute of Limitations has run out on $557,323 of the accounts payable.

4.	NOTE RECEIVABLE

The Company’s subsidiary, iBase Solutions Limited, has entered into a credit facility agreement with Simplex Consulting Limited(a potential acquisition target of Capital Markets Technologies, Inc.) The Company has agreed to provide a loan due on demand with interest calculated a 4% per annum calculated on a daily basis. Upon completion of the acquisition of Simplex Consulting this receivable will eliminate upon consolidation. See subsequent event note 9.

5.	OFFICE EQUIPMENT

Office equipment is being depreciated on a straight line basis over a 5 year period. The original cost of the office equipment, acquired during 2007, was $25,332 and $8,866 dollars has been depreciated to date for a net book value of $16,466.

6.	SUBSIDIARIES

On September 28, 2007 the Company acquired 55% of iBase Solutions Limited, a private company incorporated in England. The Company paid $227 for the common shares. The minority shareholders are individuals residing in England.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

6.	SUBSIDIARIES (continued)

iBase’s principal product is software which provides a pay-as-you-go service which automates interest and dividend claims between financial institutions and their counter parties. Principal target markets are key financial centers. The Company will pursue global custodian banks and their asset management and hedge fund clients. The service is asp-enabled and sits on top of a swift service bureau belonging to a prospective acquisition target of Capital Markets Technologies, Inc.

In January 2008, Capital Markets Technologies Inc. acquired 100% of the shares of a private company, CMT Europe Limited, incorporated in England for $254 (£125). The purpose of the company is to function as a holding company for all UK acquisitions.

On December 17, 2007 the Company entered into a Letter of Intent with Strike IT Services Limited, a private company incorporated and registered in England and Wales, to purchase 100% of their outstanding common shares. Strike IT will become a 100% wholly owned subsidiary of the Company. The terms are as follows: $202,180 (£100,000) payable immediately, the balance of $202,180 (£100,000) pounds to be paid on closing of the transaction. The Company, in addition, will issue the principal shareholders of Strike IT 450,000 common shares. The Company has satisfied the first payment of $202,180 (£100,000) on December 20, 2007 and has also issued the 450,000 common shares on March 12, 2008. The final payment of $204,186(£100,000) was paid on March 18, 2008 and upon completion of Strike IT audits this transaction will be finalized. The financial statements have not been presented with the consolidation as it has not been finalized. Refer to the pro formas included in the notes to the financial statements.

Strike IT Services is an IT consultancy and recruitment company which has a number of corporate customers for whom it provides resources around SAP (SAP is the world’s largest business software company) and the treasury operations. The company has offices which it leases in Weybridge, Surrey on a month to month tenancy. They currently employ 5 full-time employees.

During May 2008 the Company entered into a Letter of Intent with The SEPA Consultancy Limited, a private company incorporated and registered in England and Wales to purchase 100% of their outstanding common shares. SEPA will become a 100% wholly owned subsidiary of the Company. The terms are as follows: $1,003,050 (£500,000) and the issuance of the Company’s stock to a value equal to £500,000 (975,000 shares) immediately. The Company has satisfied the first payment of $1,003,050 (£500,000) during May and June of 2008 as well has issued 975,000 common shares on May 28, 2008. The terms call for further payments as follows:

•

First anniversary: the sum of £500,000 in cash and the issue of common stock of the Company to a value equal to £500,000 based upon the market price of the Company at the date of payment and the £Sterling/£US dollar exchange rate prevailing at such time (this was satisfied during May and June, 2008)

•

Second anniversary: the sum of £500,000 in cash and the issue of common stock of the Company to a value equal to £500,000 based upon the market price of the Company at the date of payment and the £Sterling/£US dollar exchange rate prevailing at such time

Refer to the pro formas included in the notes to the financial statements.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

6.	SUBSIDIARIES (continued)

The SEPA Consultancy Ltd. is a specialist consultancy company to support the payments industry in realizing the Single Euro Payments Area and in complying with the related legislation - The Payment Services Directive. The SEPA Consultancy has been founded by prominent figures in the Payments and Cash Management industry, and its services are targeted primarily at payment service providers, be they banks, non-bank financial companies, or clearing systems. The SEPA Consultancy combines in-depth industry expertise with proven programmed management techniques, the latter derived from successful approaches towards the adoption of the Euro in the first place. Our services are based on Best-Practice approaches for SEPA and PSD Programs as compiled by the company’s experts. SEPA has leased offices in London, England. They currently employ 6 full-time employees and use outside consultants as required.

During November 2007 the Company entered into a Letter of Intent with Simplex Solutions Inc. to purchase it’s wholly owned subsidiary Simplex Consulting Limited (Simplex), a company incorporated in England and Wales. The Company intends to purchase 100% of their outstanding common shares in exchange for 5,000,000 shares of the Company issued from Treasury. Refer to the pro formas included in the notes to the financial statements.

Simplex is a UK-based consulting firm specializing in wholesale payments and post-trade processing technologies and services in the banking and securities markets. The Company is aiming to finalize the transaction this year, although no assurances can be made that such transaction will be finalized. Simplex is one of only three SWIFT Service Partners in the UK, Ireland and Nordic territories and runs a SWIFT Service Bureau providing outsourced connectivity to the SWIFT Network and other value-added services. Simplex’s customer base includes a number of the world’s leading financial institutions as well as asset managers, hedge funds and large corporations.

Simplex Consulting Ltd. is one of Europe’s leading financial technology consultancies focusing on business change, systems implementation and STP within the Banking, Securities and corporate treasury marketplaces. Simplex was established in 1997 to provide a high quality systems implementation service focusing on the middleware and evolving STP and exception based processing requirements of financial institutions. Simplex is an accredited SWIFT Service Partner, and operates a SWIFT Service Bureau, offering an outsourced SWIFTNet connectivity service, and a range of value added outsourced applications.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

7.	CAPITAL STOCK

During the third quarter of 2008 the Company issued 200,000 units in a private placement for $210,000. Each unit consists of one share of common stock, par value $.001 per share, and one Common Stock Purchase Warrant. The Common Stock Purchase Warrants may be redeemed for one additional share of common stock at a price of $1.50 per share, beginning two years from date of purchase. The warrants have been determined to have no value at the issuance date.

During the second and third quarter the company has accepted deposits of $491,500 for common shares subscribed for. The number of shares and warrants is yet to be determined, based on the current market trading price.

On May 28, 2008 the Company issued 975,000 common shares to the principals of The SEPA Consultancy Limited for the acquisition of their company.

On April 25, 2008 the Company issued 1,650,000 preferred shares to the Board of Directors and Officers of the Company as Compensation for services at a value of $1,650. The Chairman of the Board received 1,200,000 preferred shares that if converted into common shares would result in holdings of 3,000,000 common shares or 12.4% of the current outstanding shares.

During May 2008 the Company issued 636,000 preferred shares to various individuals and companies for consulting services valued at $159,000.

During the second quarter of 2008 the Company issued 449,048 units in a private placement for $459,500. Each unit consists of one share of common stock, par value $.001 per share, and one Common Stock Purchase Warrant. The Common Stock Purchase Warrants may be redeemed for one additional share of common stock at a price of $1.50 per share, beginning two years from date of purchase. The warrants have been determined to have no value at the issuance date.

On March 12, 2008 the Company issued 450,000 common shares to the principals of Strike IT for the acquisition of their company.

During March 2008 the company issued 120,000 preferred shares for consulting services valued at $30,000 which were subsequently converted into 300,000 common shares.

During the first quarter of 2008 the Company issued 1,900,008 units in a private placement for $1,725,000. Each unit consists of one share of common stock, par value $.001 per share, and one Common Stock Purchase Warrant. The Common Stock Purchase Warrants may be redeemed for one additional share of common stock at a price of $1.50 per share, beginning two years from date of purchase. The warrants have been determined to have no value at the issuance date.

During 2007 the Company issued 4,516,500 common shares as full payment on a note payable.

During 2007 the Company issued 1,776,036 units in a private placement for $1,246,250. Each unit consists of one share of common stock, par value $.001 per share, and one Common Stock Purchase Warrant. The Common Stock Purchase Warrants may be redeemed for one additional share of common stock at a price of $1.50 per share, beginning two years from date of purchase. The warrants have been determined to have no value at the issuance date.

8.	SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

An officer controls a company that owns the property which the Company leases it office space from. The terms of the lease are $6,500 per month and the lease is month to month with no deposit paid.

The Company has incurred promotional expenses of $124,555 (2007-$155,475) with an affiliate company.

The Company has incurred management and administrative expenses totaling $278,989 (£143,275) in their 100% wholly owned subsidiary, CMT Europe Inc. There is a balance owing at September 30, 2008 of $114,191 (£63,500). The company providing the services is owned by the Directors of CMT Europe Inc.

The Company earned $89,488 in management fee revenue in CMT Europe Inc. These fees were billed to the Company’s potential target acquisition Strike IT.

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

As Capital Markets Technologies, Inc. is anticipating the closing of the acquisition of Strike IT during 2008, the following unaudited pro forma balance sheets are provided. The statement includes the following assumptions:

•	The goodwill arising from the purchase of Strike IT is assumed to not be impaired nor has it been amortized

•	The acquisition was finalized on January 1, 2008

	Capital Markets Technologies, Inc.	Strike IT Services Ltd.	Adjustments			Consolidated
	Sept. 30, 2008	Sept. 30, 2008	Debit	Credit	Ref	Sept. 30, 2008
ASSETS
Prepaid Expenses	$13,658	$—				$13,658
Accounts Receivable	44,150	1,651,194				1,695,345
Note Receivable - Simplex	113,967	—				113,967
Office equipment-net of depreciation	16,466	20,679				37,145
Goodwill			532,470		1	532,470
Investment in SEPA	1,993,350	—				1,993,350
Investment in Strike IT	811,216	—		811,216	1	—

TOTAL ASSETS	$2,992,807	$1,671,873				$4,385,935

LIABILITIES & STOCKHOLDERS’ DEFICIENCY
Bank Overdraft (Cash)	$(68,023)	$573,472				$505,449
Accounts Payable	891,326	819,655				1,710,982
Due to Simplex Consulting Limited	35,966	—				35,966
Due to related party	114,191	—				114,191
Deposits on common shares	491,500	—				491,500
Minority Interest	(169,205)	—				(169,205)
Stockholders’ equity & comprehensive Income (loss)	1,697,052	278,746	278,746		1	1,697,052

	$2,992,807	$1,671,873				$4,385,935

	Debit	Credit
Adjustments explained:
1. Consolidation entry
Goodwill calculated as follows:
Total Cash and Common shares paid to Shareholders of Strike IT	$811,216
Net assets of Strike IT	278,746

Good will on Purchase	$532,470

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

STATEMENT OF OPERATIONS

	Capital Markets Technologies, Inc. (Nine months ended)	Strike IT Services Ltd. (nine months ended)	Adjustments			Consolidated (nine months ended)
	Sept. 30, 2008	Sept. 30, 2008	Debit	Credit	Ref	Sept. 30, 2008
Sales	$89,488	$5,288,590	$89,488		1	$5,288,590
Cost of Sales	—	(4,297,634)				(4,297,634)

Gross Profit	89,488	990,956				990,956
Operating Expenses & Other	(930,892)	(852,212)		89,488	1	(1,693,616)

Net income (loss)	$(841,404)	$138,744				$(702,660)

	Debit	Credit
Adjustments explained:
1. Eliminate intercompany management fees
Sales	$89,488
Operating expenses		$89,488

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

As Capital Markets Technologies, Inc. is anticipating the closing of the acquisition of The SEPA Consultancy Limited (SEPA) during 2008, the following unaudited pro forma balance sheets are provided. The statement includes the following assumptions:

•	The goodwill arising from the purchase of SEPA is assumed to not be impaired nor has it been amortized

•	The acquisition was finalized on January 1, 2008

	Capital Markets Technologies, Inc. Sept. 30, 2008	The SEPA Consultancy Ltd. Sept. 30, 2008	Adjustments		Ref	Consolidated Sept. 30, 2008
			Debit	Credit
ASSETS
Prepaid Expenses	13,658	—				13,658
Accounts Receivable	44,150	258,781				302,931
Note Receivable - Simplex	113,967	—				113,967
Office equipment-net of depreciation	16,466	18,076				34,542
Goodwill			3,504,993		3	3,504,993
Investment in SEPA	1,993,350	—	899,145		1
			899,145	3,791,640	2 & 3	—
Investment in Strike IT	811,216	—				811,216

TOTAL ASSETS	$2,992,807	$276,857				$4,781,307

LIABILITIES & STOCKHOLDERS’ DEFICIENCY
Bank Overdraft (Cash)	$(68,023)	$(401,001)		899,145	2	430,121
Accounts Payable	891,326	391,211				1,282,537
Due to Simplex Consulting Limited	35,966	—				35,966
Due to related party	114,191	—				114,191
Deposits on common shares	491,500	—				491,500
Minority Interest	(169,205)	—				(169,205)
Stockholders’ equity & comprehensive Income (loss)	1,697,052	286,647	286,647	899,145	1 & 3	2,596,197

	$2,992,807	$276,857				$4,781,307

	Debit	Credit
Adjustments explained:
1. Record issuance of shares for SEPA acquisition
Investment in SEPA	899,145
Share Capital		899,145
2. Record final cash payment to SEPA for acquisition
Investment in SEPA	899,145
Cash		899,145
3. Goodwill calculated as follows:
Total Cash and Common shares paid to Shareholders of SEPA	$3,791,640
Net assets of SEPA	(286,647)

Goodwill on Purchase	$3,504,993

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

STATEMENT OF OPERATIONS

	Capital Markets Technologies, Inc. (nine months ended)	The SEPA Consultancy Ltd. (nine months ended)	Adjustments			Consolidated (nine months ended)
	Sept. 30, 2008	Sept. 30, 2008	Debit	Credit	Ref	Sept. 30, 2008
Sales	$89,488	$1,567,195				$1,656,683
Cost of Sales	—	(333,785)				(333,785)

Gross Profit	89,488	1,233,410				1,322,898
Operating Expenses & Other	(930,892)	(954,076)				(1,884,968)

Net income (loss)	$(841,404)	$279,334				$(562,070)

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

As Capital Markets Technologies, Inc. is anticipating the closing of the acquisition of Simplex Consulting Limited (Simplex) during 2008, the following unaudited pro forma balance sheets are provided. The statement includes the following assumptions:

•	The goodwill arising from the purchase of Simplex is assumed to not be impaired nor has it been amortized

•	The acquisition was finalized on January 1, 2008

	Capital Markets Technologies, Inc. Sept. 30, 2008	Simplex Consulting Ltd. Sept. 30, 2008
			Adjustments			Consolidated Sept. 30, 2008
			Debit	Credit	Ref
ASSETS
Cash	$ 68,023	$360,917				428,940
Prepaid Expenses	13,658	—				13,658
Accounts Receivable	44,150	1,451,856				1,496,006
Note Receivable – Simplex Consulting	113,967	—		113,967	1	—
Receivable – CMT Europe	—	35,966		35,966	1	—
Office equipment-net of depreciation	16,466	30,604				47,070
Inventory and work in process	—	79,235				79,235
Goodwill			4,646,426		3	4,646,426
Investment in SEPA	1,993,350	—				1,993,350
Investment in Simplex	—	—	2,750,000	2,750,000	2 & 3	—
Investment in Strike IT	811,216	—				811,216

TOTAL ASSETS	$3,060,830	$1,958,578				$9,515,901

LIABILITIES & STOCKHOLDERS’ DEFICIENCY
Accounts Payable	891,326	3,741,037				4,632,363
Due to Simplex Consulting Limited	35,966	—	35,966		1	—
Due to related party	114,191	—				114,191
Payable to Ibase	—	113,967	113,967		1	—
Deposits on common shares	491,500	—				491,500
Minority Interest	(169,205)	—				(169,205)
Stockholders’ equity & comprehensive				2,750,000	2
Income (loss)	1,697,052	(1,896,426)		1,896,426	3	4,447,052

	$3,060,830	$1,958,578				$9,515,901

	Debit	Credit
Adjustments explained:
1. Eliminate intercompany balances
Note Payable – Ibase	113,967
Note Receivable – Ibase		113,967
Receivable – CMT Europe	35,966
Note payable to Simplex Consulting		35,966
2. Record issuance of shares for Simplex acquisition
Investment in Simplex	2,750,000
Share Capital		2,750,000
3. Goodwill calculated as follows:
Total Common Shares issued	$2,750,000
Net deficit of Simplex	1,896,426

Goodwill on Purchase	$4,646,426

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

STATEMENT OF OPERATIONS

	Capital Markets Technologies, Inc. (nine months ended)	Simplex Consulting Ltd. (nine months ended)	Adjustments			Consolidated (nine months ended)
	Sept. 30, 2008	Sept. 30, 2008	Debit	Credit	Ref	Sept. 30, 2008
Sales	$89,488	$4,084,593				$4,174,081
Cost of Sales	—	(4,006,830)				(4,006,830)

Gross Profit	89,488	77,763				167,251
Operating Expenses & Other	(930,892)	(458,761)				(1,389,653)

Net income (loss)	$(841,404)	$380,998				$(1,222,402)

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9. SUBSEQUENT EVENTS (continued)

When completion of all three acquisitions close (Strike IT Limited, The SEPA Consultancy Limited and Simplex Consulting Limited) the following unaudited summarized pro-forma balance sheet and Statements of Operations is anticipated to read as follows as if the acquisitions closed on January 1, 2008:

Capital Markets Technologies, Inc. and Subsidiaries

Pro-Forma Consolidated Balance Sheets

As of September 30, 2008

ASSETS
Prepaid Expenses	$13,658
Accounts Receivable	3,405,981
Office equipment-net of depreciation	85,825
Inventory and work in process	79,235
Goodwill	8,683,889

TOTAL ASSETS	$12,268,588

LIABILITIES & STOCKHOLDERS’ DEFICIENCY
Bank Overdraft	642,676
Accounts Payable	5,843,229
Due to related party	114,191
Deposits on common shares	491,500
Minority Interest	(169,205)
Stockholders’ equity & comprehensive Income (loss)	5,346,197

$12,268,588

CAPITAL MARKETS TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

(unaudited)

9.	SUBSEQUENT EVENTS (continued)

Capital Markets Technologies, Inc. and Subsidiaries

Pro-Forma Consolidated Statement of Operations

For the nine months ended September 30, 2008

Sales	$10,940,378
Cost of Sales	(8,638,250)

Gross Profit	2,302,128
Operating expenses and other	(3,106,453)

Net loss	$(804,325)